Exhibit 99.5

                      CERTIFICATION PURSUANT TO
           18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      I, E. Renae Conley, President and Chief Executive Officer-Louisiana of Entergy Gulf States, Inc. and President and Chief
Executive Officer of Entergy Louisiana, Inc. (the "Companies"), certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Reports on Form 10-Q of the Companies for the quarter ended June 30, 2002 (the "Reports") fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the each Report fairly presents, in all material respects, the financial condition and results of operations of each respective Company as of the dates and for the periods expressed in the Report.


                                   /s/ E/ Renae Conley
                                     E. Renae Conley
                     President and Chief Executive Officer-Louisiana of Entergy Gulf States, Inc. and President and Chief
                        Executive Officer of Entergy Louisiana, Inc.


Date:     August 12, 2002